UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PROVIDENT MUTUAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROVIDENT MUTUAL FUNDS, INC.
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188
1-855-739-9950
www.provfunds.com

March 21, 2024

Dear Shareholder:

We are pleased to enclose proxy materials for a special meeting of shareholders of Provident Mutual Funds, Inc. (the “Corporation”) and each of its series listed above to be held on May 14, 2024 relating to the election of three current directors and one director nominee to the Board of Directors of the Corporation (the “Board”).

The Board of Directors currently consists of three directors, John F. Hensler, Willard T. Walker, Jr., and Thomas N. Tuttle, Jr. At a meeting of the Board held on September 12, 2023, the Board accepted the resignation of Mr. Robert H. Manegold as an independent director and as a member of the Corporation's Audit Committee and Nominating Committee. Adam S. Rix has been nominated as a new director to replace Mr. Manegold. The Board of Directors, upon the recommendation of the Nominating Committee, has approved the nomination of Mr. Rix and recommends that shareholders of the Fund vote FOR the proposal to elect Mr. Rix and each of the existing directors to the Board. The proxy statement itself provides greater detail about the director nominee.

Your vote is important no matter how many shares you own. Voting your shares early will help the Corporation avoid the expense of costly follow-up mail and telephone solicitation. You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•    Online: Access the website shown on your proxy card and follow the online instructions;
•    Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions; or
•    Mail: Complete and return the enclosed proxy card.

If you have any questions after considering the enclosed materials, please call toll-free
1-855-739-9950. Thank you for investing in the Fund and for your continuing support.

Very truly yours,

/s/ J. Scott Harkness
J. Scott Harkness
President
Provident Mutual Funds, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

Q.    Why am I receiving this Proxy Statement?

A.    You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning the Corporation.

Q.    What is the proposal about?

A.    This Proxy Statement presents one proposal — the election of four directors to the Board of Directors of the Corporation by shareholders of the Provident Trust Strategy Fund, a series of the Corporation (the “Fund”). Based upon the recommendation of the Nominating Committee, the Board of Directors has recommended that shareholders elect four nominees to the Board of Directors. Currently, the Board of Directors consists of three directors – John F. Hensler, Willard T. Walker, Jr., and Thomas N. Tuttle, Jr. Mr. Hensler and Mr. Walker are independent directors and Mr. Tuttle is an interested director of the Corporation. At a meeting of the Board held on September 12, 2023, the Board accepted the resignation of Mr. Robert H. Manegold as an independent director of the Board. The Board has determined that it is in the best interests of the Corporation and its shareholders for the Board to be comprised of four directors. Accordingly, the Board of Directors recommends that you elect Adam S. Rix, who would be an independent director of the Corporation. The Board of Directors also recommends that you elect the three continuing incumbent directors, Mr. Hensler, Mr. Walker, and Mr. Tuttle.

Q.    How does the Board of Directors recommend that I vote?

A.    After careful consideration, the members of the Board of Directors, two of whom are independent directors of the Corporation, recommend that you vote FOR the election of each of the director nominees. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.    How long will each director serve, if elected?

A.    Each incumbent director, and Mr. Rix if elected, may serve on the Board until his death, resignation, retirement or removal. Once elected, a director may be removed by the shareholders of the Corporation only for cause and at a meeting called for the purpose of removing the director. A director may be removed from office with cause if the votes cast to remove the director exceeds the number of votes cast not to remove such director.

Q.    How can I authorize a proxy or vote my shares?
A.    You may attend the meeting on May 14, 2024, in person and vote at the meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the meeting):

•Online, using the website address on your proxy card;
•By telephone (automated service), using the toll-free number shown on your proxy card and following the recorded instructions; or
•By mail, using the enclosed proxy card and return envelope.

IMPORTANT INFORMATION FOR SHAREHOLDERS

Provident Mutual Funds, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Provident Mutual Funds, Inc., a Wisconsin corporation (the “Corporation”), and each its series listed above (the “Fund”) will be held at the offices of Provident Trust Company (the “Adviser”) N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188 on May 14, 2024, at 10:00 a.m., local time, for the purpose of considering the following proposal:

1.To elect four directors, John F. Hensler, Willard T. Walker, Jr., Thomas N. Tuttle, Jr., and Adam S. Rix, to the Board of Directors to serve until their successors are duly qualified and elected.

Action will also be taken on any other business that properly comes before the Meeting. The Board of Directors of the Corporation recommends that shareholders vote FOR the election of each of the director nominees. Shareholders of record of the Fund at the close of business on March 15, 2024, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors,

/s/ James Daley
James Daley
Secretary of Provident Mutual Funds, Inc.

Waukesha, Wisconsin
March 21, 2024

As a shareholder of the Fund, you are asked to attend the meeting either in person or by proxy. If you plan to attend the meeting in person, please bring a form of identification. Even if you plan to attend the meeting in person, we urge you to authorize your proxy prior to the meeting. You can do this in one of three ways by: (1) online, (2) calling a toll-free telephone number, or (3) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt authorization of a proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Corporation prior to the meeting. Due to health and safety considerations, the Corporation reserves the flexibility to change the date, time, location or means of conducting the special meeting of shareholders. In the event of such a change, the Corporation will issue a press release announcing the change, available at https://www.provfunds.com, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials.

PROXY STATEMENT
March 21, 2024

PROVIDENT MUTUAL FUNDS, INC.
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

This Proxy Statement is being provided to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Provident Mutual Funds, Inc. (the “Corporation”) for voting at a special meeting of shareholders (the “Meeting”) of the Corporation and its sole series, the Provident Trust Strategy Fund (the “Fund”) to be held on May 14, 2024, at 10:00 a.m., local time, at N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188. The Corporation is a Wisconsin corporation and registered as an open-end management investment corporation under the Investment Company Act of 1940, as amended (the “1940 Act”).

The sole Proposal described in this Proxy Statement is as follows:

Proposal
1.	To elect four directors, John F. Hensler, Willard T. Walker, Jr., Thomas N. Tuttle, Jr., and Adam S. Rix, to the Board of Directors to serve until their successors are duly qualified and elected.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about March 29, 2024, or as soon as practicable thereafter.

A proxy is enclosed with respect to the shares you own in the Fund. If you timely return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Even if you expect to be present at the Meeting, please vote in advance online or by telephone as described on the proxy card, or by completing the enclosed proxy card and mailing it in the enclosed reply envelope.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Corporation a written notice of revocation, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement or the proxy card, please contact the Corporation at 1‑855‑739‑9950 or in writing at Provident Mutual Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1‑855‑739‑9950.

For free copies of the Corporation’s annual report for the fiscal year ended September 30, 2023, and semi-annual report for the fiscal period ended March 31, 2024, please contact the

Corporation at the toll-free telephone number and address listed above or visit the Funds’ website at www.provfunds.com.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on May 14, 2024:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at www.proxyvote.com.

PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, shareholders of the Fund will be asked to elect four directors to the Board. Currently, the Board consists of three directors – John F. Hensler, Willard T. Walker, Jr., and Thomas N. Tuttle, Jr. Robert H. Manegold, a former director of the Corporation, resigned his position effective September 12, 2023. In light of the time needed to review candidates and identify a nominee to replace Mr. Manegold as an independent director, the nominating committee of the corporation (the “Nominating Committee”) recommended, and the Board approved, a reduction in the size of the Board from four directors to three upon Mr. Manegold’s retirement. Subsequently, at the March 20, 2024 meeting of the Board, having considered various candidates, the Board approved an increase in the number of directors from three to four.

The Nominating Committee considered several candidates to serve as a new director of the Corporation. After careful consideration, the Committee selected Adam S. Rix based on his investment, financial, accounting and management experience and other qualifications. The Committee also considered the experiences and background of the continuing directors, noting that the proposed composition of the Board would provide for a diversity of skills, experience and perspectives, which should provide benefits to shareholders. Accordingly, the Board approved Mr. Rix as a nominee and also approved the nominations of the three continuing incumbent directors: Mr. Walker, Mr. Tuttle, and Mr. Hensler. On March 20, 2024, Mr. Rix was approved as a nominee by the Nominating Committee and the Board after being recommended for consideration by the President of the Corporation. Mr. Rix is being elected to replace Mr. Manegold, who resigned effective September 12, 2023, and, if elected, will be seated as a director on May 15, 2024.

The Board determined to recommend that all director nominees stand for election at the Meeting; however, Mr. Tuttle, Mr. Hensler and Mr. Walker have previously been elected as directors by shareholders of the Corporation. The persons named as proxies on the enclosed proxy card intend to vote FOR the election of these nominees as directors of the Corporation unless such authority has been withheld in the proxy. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

Experience and Qualifications of the Director Nominees

A brief summary of each director nominee’s specific experience, qualifications, attributes, and skills that led the Board to conclude that such person should serve as a director of the Corporation is set forth below.

Directors and Director Nominee

Adam S. Rix. Mr. Rix has experience as president of Earthwise Environmental, Inc., an industrial water treatment company, and Watermark Initiative, LLC, a water technology and infrastructure services company. Mr. Rix also served as the CEO of University Lake School and Vice President of Compatible Technology International. Mr. Rix has over 10 years of senior-level management experience. Prior to founding Watermark Initiative, LLC, Mr. Rix was Executive Vice President at Earthwise Environmental, Inc where he was responsible for the company’s legal affairs, business development, and strategic acquisitions. Mr. Rix began his career at TurningPoint Capital Partners, LLC where he was a Managing Partner. Mr. Rix holds a J.D. degree.

John F. Hensler. Mr. Hensler has extensive experience as a chief financial officer, which has provided him with a thorough knowledge of financial statements. Mr. Hensler is a certified public accountant and a member of both the American and Pennsylvania Institutes of Certified Public Accountants. Mr. Hensler is also a chartered financial analyst (CFA®) and a member of the CFA Society Pittsburgh. From these experiences, Mr. Hensler contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Willard T. Walker, Jr. Mr. Walker has experience as the president and chief executive officer of a privately held company, providing him with significant knowledge of financial statements and experience with a variety of financial oversight, corporate governance, management, regulatory and operational issues. Mr. Walker holds a J.D. degree.

Thomas N. Tuttle, Jr. Mr. Tuttle is experienced in the development and management of banking and financial products, enabling him to provide management input and investment guidance to the Board. Mr. Tuttle holds a J.D. degree, and has a great depth of expertise with legal, financial, regulatory and investment matters.

The following table presents certain information regarding the directors and director nominee being submitted to shareholders for election, including their principal occupations. The Board is comprised solely of directors who are not “interested persons” of the Corporation within the meaning of the 1940 Act (“Independent Directors”). The information in the table is as of December 31, 2023.

Independent Directors and Independent Director Nominee

Name, Address* and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
John F. Hensler Year of Birth: 1961	Independent Director and Chairman	Indefinite; Since August 31, 2012	President and Chief Financial Officer (since 2020) and Executive Vice President and Chief Financial Officer (1987-2020) of The Hawthorne Group (a private investment and management company); Director, Vice President, and Chief Financial Officer of Railroad Development Corporation (a railway investment and management company) (since 2003); Manager of 1492 Capital Management, LLC (a registered investment adviser) (since 2008); President and Treasurer of Domani Wealth, LLC (a registered investment adviser) (since 2015).	1	None
Willard T. Walker, Jr. Year of Birth: 1962	Independent Director	Indefinite; Since September 13, 2016	President and Chief Executive Officer of W.T. Walker Group, Inc. (a holding company with businesses engaged in the manufacture of steel forgings and provision of thermal treatment services) (since 2001).	1	None
Adam S. Rix Year of Birth: 1975	Independent Director Nominee	N/A	President (since 2003) of Watermark Initiative, LLC (consulting company); Executive Vice President and Managing Director (2015-2019) of Earthwise Environmental, Inc.; CEO (2014-2023) at University Lake School.	1	None
* The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
** Each director serves until his or her successor is duly qualified and elected or until there is a decrease in the number of directors which takes effect after the expiration of his or her term, or until his or her prior death, resignation or removal.

Interested Director

Name, Address* and Year of Birth	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Director or Nominee	Other Directorships Held by Director or Nominee
Thomas N. Tuttle, Jr.** Year of Birth: 1965	Interested Director	Indefinite; Since August 31, 2012	Vice President, Secretary and Director of Provident Trust Company (since 2011).	1	None
* The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
** Mr. Tuttle is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Adviser. Each director serves until his or her successor is duly qualified and elected or until there is a decrease in the number of directors which takes effect after the expiration of his or her term, or until his or her prior death, resignation or removal

Officers of the Corporation

The following table presents information regarding the officers of the Corporation as of December 31, 2023.

Name, Address* and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

J. Scott Harkness Year of Birth: 1955	President	Since September 4, 2012 (elected by the Board annually).	Chief Executive Officer of Provident Trust Company (since 2000).
Michael A. Schelble Year of Birth: 1966	Treasurer	Since September 4, 2012 (elected by the Board annually).	President, Chief Operating Officer and Director of Provident Trust Company (since 2000)
James R. Daley Year of Birth: 1977	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since September 4, 2012 (elected by the Board annually).	Chief Compliance Officer of Provident Trust Company (since 2014).
* The address of each Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

Board Leadership Structure

Under the laws of the State of Wisconsin, the business and affairs of the Corporation (including the Fund) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders. The Board is currently comprised of two Independent Directors – John F. Hensler and Willard T. Walker, Jr. Mr. Hensler serves as Chair of the Board. The Board determined to keep the size of the Board at four following Mr. Manegold’s resignation.

The Board has general oversight responsibility with respect to the operation of the Corporation and the Fund. The Board has engaged Provident Trust Company (the “Adviser”) to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Corporation and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an audit committee (the "Audit Committee") to assist the Board in performing its oversight responsibilities.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective considering the size of the Corporation and the nature of its business and industry practices. The Board also elects the officers of the Corporation, who are responsible for supervising and administering the Fund’s day-to-day operations.

Board of Directors Matters

The Board held four meetings during the fiscal year ended September 30, 2023. Each incumbent director attended 100% of the Board meetings and the meetings of the Board committees on which the director served during such period. The Corporation currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the offices of Provident Mutual Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Shareholder communications will be sent directly to the applicable Board member(s).

Standing Committees

The Board has established two standing committees – the Audit Committee and the Nominating Committee.

Mr. Hensler (Chair) and Mr. Walker, each of whom is an Independent Director, comprise the Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Corporation and meets at least semi‑annually. During the fiscal year ended September 30, 2023, the Audit Committee met two times.

Mr. Hensler and Mr. Walker (Chair), each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as directors of the Corporation and meets as often as it deems necessary. The Board has adopted a written charter for the Nominating Committee (the “Charter”). The Charter is available as Appendix A to this Proxy Statement. As set forth in the Charter, the Nominating Committee generally considers certain qualifications and attributes in director candidates, such as substantial business expertise, financial expertise or substantial and significant experience which would be of value to the Corporation, and seeks to ensure that the Board is composed of directors who will bring to the Board a variety of experiences and backgrounds. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions. During the fiscal year ended September 30, 2023, the Nominating Committee met one time.

The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a director nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. In evaluating nominees, the Nominating Committee will consider, among other factors, the qualifications set forth in the Charter, and evaluates candidates submitted by shareholders according to the same criteria as other Independent Director candidates.

Risk Management

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

As referenced above, the Audit Committee plays a significant role in the risk oversight of the Fund. The Audit Committee meets regularly to discuss compliance matters and other risk management issues with the auditors of the Fund. The independent directors who serve on the Audit Committee meet at least annually with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Director Ownership of Fund Shares

The following table sets forth the dollar range of Fund shares beneficially owned by each director nominee in the Fund as of December 31, 2023, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Name of Director/Director Nominee

Thomas N. Tuttle, Jr.	John F. Hensler	Willard T. Walker, Jr.	Adam S. Rix
Over $100,000	Over $100,000	$1-$10,000	None

Director Compensation

The directors are compensated by the Fund for their service. The Independent Directors receive an annual fee for their service in addition to meeting fees and are reimbursed for travel and other expenses related to their Board service. For the fiscal year ended September 30, 2023, the current directors of the Corporation received the below compensation from the Fund. Neither the Corporation nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Corporation or Fund expenses. The interested director and the officers of the Corporation do not receive compensation from the Corporation, except that the Corporation pays a portion of the Chief Compliance Officer’s salary. Mr. Rix did not receive compensation for the fiscal year ended September 30, 2023, as he was not a member of the Board.

Name of Person	Total Compensation Paid by Fund to Directors and Officers
Directors
John F. Hensler	$6,000
Robert H. Manegold(1)	$6,000
Willard T. Walker, Jr.	$6,000
Thomas N. Tuttle, Jr.	$0
Chief Compliance Officer
James R. Daley	$64,193
(1)Effective September 12, 2023, Mr. Manegold resigned his position as Independent Director of the Corporation.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each nominee to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been retained by the Audit Committee as the independent registered public accounting firm for the Fund for the fiscal year ended September 30, 2024. Representatives of Cohen are not expected to be present at the Meeting. The aggregate fees billed for professional services by Cohen during the fiscal years ended September 30, 2023, and September 30, 2022, were as follows:

	September 30, 2023	September 30, 2022
Audit Fees	$14,500	$14,500
Audit-Related Fees	―	―
Tax Fees	$6,000	$6,000
All Other Fees	―	―
Total	$20,500	$20,500

In the above table, “Audit Fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax Fees” refer to fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Funds’ federal and state tax returns.

The Audit Committee has adopted pre-approval policies and procedures that require the Committee to pre-approve all audit and non-audit services rendered to the Fund, as well as non-audit services provided to the Corporation and any entity affiliated with the Corporation with respect to any engagement that directly relates to the operations and financial reporting of the Fund. The Audit Committee Charter requires pre-approval of all auditing and permitted non-audit services. In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit, tax and other services provided by Cohen to the Corporation during fiscal years 2023 and 2022. All of the work related to Cohen’s engagement to audit the Fund's financial statements for the most recent fiscal year was performed by full time permanent employees of Cohen. None of the tax fees or other fees in the table above were for services that were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X of the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Voting Information

General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on March 15, 2024 (the “Record Date”) are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this online or by telephone or by completing, dating, signing and returning the accompanying proxy card using the enclosed reply envelope. By voting by proxy, your shares will be voted as you instruct. If your proxy card is properly executed and timely returned but no choice is indicated, your shares will be voted FOR the election of each of the director nominees, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and timely written notices of revocation must be received by the Corporation prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the Record Date, the following shares of each Fund were issued and outstanding.

Fund	Total Number of Shares Outstanding
Provident Trust Strategy Fund	10,758,465.581

Solicitation of Proxies and Related Costs. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, email, Internet, video or oral communications by certain officers of the Corporation or officers or employees of the Advisor, who will not be paid for these services. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The Adviser will bear the costs associated with preparing, printing and mailing of the enclosed proxy card, accompanying notice and Proxy Statement and any other expenses related to the Meeting or any postponement or adjournment thereof. Broadridge Financial Solutions, Inc. has been retained as proxy tabulator. Proxy preparation, tabulation, printing and mailing costs are estimated to be approximately $10,812.

Quorum. A quorum must be present at the Meeting for the transaction of business. Under the Corporation’s By-Laws, a majority of the votes entitled to be cast on the matter shall constitute a quorum of the voting group for action on the matter. Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

Votes Required to Elect Directors. A director nominee must receive the affirmative vote of a plurality of votes validly cast at the Meeting at which a quorum is present in order to be elected to the Board. Because the size of the Board will be set at four directors following the Meeting, the four persons who receive the largest number of votes will be elected to the Board. In the election of directors, votes may be cast “for” the nominee or withheld.

Broker Votes and Withholding Voting Authority. Due to the nature of the Proposal at the Meeting being the election of directors, it is the Corporation’s understanding that there will not be any “broker non-votes” (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote). Executed Proxy Cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal, for which approval of each Nominee requires a plurality of votes cast for each Nominee.

Adjournment. If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received by the time scheduled for the Meeting, or (iii) other matters arise requiring shareholder action, a majority of shares represented, even if less than a quorum, may adjourn the Meeting to a date not more than 70 days after the record date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting in accordance with the Corporation’s Bylaws and as permitted under Wisconsin law.

Security Ownership of Certain Beneficial Owners

The beneficial ownership of shares of the Fund as of February 29, 2024, for persons known by the Corporation to own of record 5% or more of the outstanding shares of the Fund are as follows:

Name and Address	Percentage of Fund
Charles Schwab & Co. Inc. Reinvest Account 211 Main Street San Francisco, CA 95105-1901	28.67%
Matrix Trust Company as agent for Adviser Trust, Inc. Provident Trust Company Retirement 717 17th Street, Suite 1300 Denver, CO 80202-3304	20.71%
Provident Trust Company N16 W23217 Stone Ridge Dr, Suite 31 Waukesha, WI 53188-1171	20.09%
National Financial Services, LLC Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	8.71%

As of February 29, 2024, the officers and directors of the Corporation beneficially owned (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) 13.77% of the outstanding shares of the Fund. As of February 29, 2024, Mr J. Scott Harkness, the CEO of the Adviser, beneficially owned 9.59% of the Fund.

A person beneficially owning in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” of the Fund for purposes of the 1940 Act. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Corporation or a Fund.

Other Information

The Adviser is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188. Quasar Distributors, LLC serves as principal underwriter and distributor of shares of the Fund. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator, transfer agent, and fund accountant for the Fund.

Householding

The SEC has adopted rules that permit investment companies such as the Corporation to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and their shareholders. If you participate in householding and unless the Corporation has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Corporation at 1-855-739-9950 or write to the Corporation at Provident Mutual Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Shareholder Proposals for Subsequent Meetings

The Corporation is generally not required to hold an annual meeting of shareholders and the Corporation generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because the proposal must comply with certain rules under the federal securities laws before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

Consent of Electronic Delivery of Documents

In order to save future printing and mailing expenses, the Corporation is requesting shareholders to consider consenting to the electronic delivery of certain documents. Shareholders can provide their consent by following the instructions set forth on the proxy card. By consenting to electronic delivery, shareholders may receive all future prospectuses, prospectus supplements, annual and semi-annual shareholder reports, proxy statements and other shareholder communications for the Fund via e-mail or the Internet. This consent has no expiration date. However, shareholders may revoke their consent to electronic delivery at any time by contacting the Fund in writing at Provident Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-855-739-9950 and request that documents be sent to them by mail. You may also receive a paper copy of any of the documents identified above at no additional charge by contacting the Fund at the above address or telephone number.

To receive documents electronically online, you must provide your e-mail address and have access to an Internet browser and Adobe Acrobat (available at www.adobe.com at no cost) to view documents in Portable Document Format (PDF).

Please note that shareholders who consent to electronic delivery of documents must provide the Corporation with their e-mail address. Shareholders will need to notify the Corporation of any changes to their e-mail address. The Corporation will only use e-mail addresses for the purpose of communicating with shareholders. The Corporation will not sell or provide shareholder e-mail addresses to third parties.

Other Matters to Come Before the Meeting

The Board knows of no other matters that may come before the Meeting, other than the Proposal set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Dated: March 21, 2024

Please vote by proxy online or by using the toll-free telephone number in accordance with the instructions set forth on the enclosed proxy, or complete, sign and return the enclosed proxy card in the reply envelope.

Proxy Statement Appendix A
Provident Trust Mutual Funds, Inc.
Nominating Committee Charter

1.Statement of Responsibility

The Nominating Committee (the “Committee”) of the Board of Directors of Provident Trust Mutual Funds, Inc. (the “Corporation”) is responsible for selecting and nominating candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as directors of the Corporation and recommending to the Board the candidates for election to the Board.

2.Committee Membership

The Committee will be composed of all of the directors of the Corporation who: (1) are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940, as amended; and (2) have not accepted and will not accept directly or indirectly any consulting, advisory or other compensatory fees from the Corporation, other than fees for serving on the Board of Directors or any committees of the Board (“Independent Directors”).

Each Committee member will be appointed by the Board of Directors and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.
Each Committee member will complete a director and officer questionnaire on an annual basis. The Board of Directors, with the assistance of legal counsel, will confirm that each Committee member continues to be an Independent Director.

3.Committee Meetings

The Committee shall meet as frequently as the Committee deems necessary. The Committee shall report periodically to the Board of Directors regarding the Committee’s activities, findings and recommendations.

The Board of Directors may appoint a chairperson of the Committee. If a chairperson is appointed, he or she will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Board of Directors. The chairperson will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any meeting of the Committee. Any action of the Committee requires the vote of a majority of the Committee members then in attendance (provided a quorum is present).

Proxy Statement Appendix A
4.Committee Authority and Responsibilities

The responsibilities of the Committee are as follows:

•Develop and recommend to the Board of Directors for adoption guidelines for selecting candidates for election to the Board, and periodically review such guidelines and recommend to the Board for adoption amendments to such guidelines that the Committee deems necessary or appropriate. A copy of the initial set of guidelines adopted by the Board of Directors is attached hereto as Appendix A.

•Identify, as necessary, new candidates who are qualified for Board of Directors membership, in accordance with the guidelines adopted by the Board.

•Review the qualifications of all candidates proposed for Board of Directors membership, including any candidates nominated by shareholders in accordance with the Corporation’s bylaws, in light of the guidelines adopted by the Board.

•Recommend to the Board of Directors the nominees to stand for election at any meeting of shareholders of the Corporation required to be held and, as necessary or deemed appropriate, recommend nominees to fill vacancies on the Board and, in consultation with the Board, recommend the directors to be appointed to each committee of the Board.

•Review and reassess the adequacy of this Charter periodically and recommend to the Board any proposed changes to this Charter.

•Undertake such additional related activities as the Committee or the Board of Directors may from time to time determine.

Proxy Statement Appendix A
APPENDIX A

GUIDELINES FOR SELECTING BOARD CANDIDATES

In considering possible candidates for election as a director, the Nominating Committee should consider the following guidelines.

The Board of Directors should be composed of:

•Directors who will bring to the Board a variety of experience and backgrounds.

•Directors who have substantial business experience and financial expertise.

•Directors who will represent the balanced, best interests of the shareholders as a whole and the interests of the Corporation’s stakeholders, as appropriate, rather than special interest groups or constituencies.

Each director should:

•Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•Possess substantial and significant experience which would be of value to the Corporation in the performance of the duties of a director.

•Have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director.

PROVIDENT MUTUAL FUNDS, INC. N16 W23217 STONE RIDGE DRIVE, SUITE 310 WAUKESHA, WI 53188	SCAN TO VIEW MATERIALS & VOTE
TO VOTE ONLINE 1) Read the proxy statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided.
TO VOTE BY TELEPHONE 1) Read the proxy statement and have the proxy card below at hand. 2) Call toll-free at 1-800-690-6903. 3) Follow the instructions provided.
TO VOTE BY MAIL 1) Read the proxy statement. 2) Check the appropriate box on the proxy card below. 3) Sign, date and return the proxy card in the envelope provided.

TO VOTE BY MAIL, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                 V29255-S82853 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	THE BOARD OF DIRECTORS OF PROVIDENT MUTUAL FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING DIRECTORS.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

1.	To elect four directors to the Board of Directors to serve until their successors are duly qualified and elected.	☐	☐	☐

01) John F. Hensler 02) Willard T. Walker, Jr. 03) Thomas N. Tuttle, Jr. 04) Adam S. Rix

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please sign this proxy card exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Shareholders To Be Held on May 14, 2024: The Letter to Shareholders, Notice of Meeting and
Proxy Statement are available online at www.proxyvote.com.

E88995-P31562

PROVIDENT MUTUAL FUNDS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Provident Mutual Funds, Inc. a Wisconsin corporation (the "Corporation"), hereby appoints James R. Daley and Michael A. Schelble, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund as indicated on the reverse (the "Special Meeting") to be held at 10:00 a.m. Central Time, May 14, 2024, at N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.